SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8-K



                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 16, 1998


                             INLAND STEEL COMPANY
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           (Exact name of registrant as specified in its charter)



    Delaware                         1-2438                    36-1262880
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)            Identification No.)



       30 West Monroe Street
        Chicago, Illinois                                        60603
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (312) 346-0300


                               Not Applicable
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          (Former name or former address, if changed since last report)





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Item 1.           Change in Control of Registrant.

         (a) On July 16, 1998, Inland Steel Company, a wholly owned subsidiary of Inland Steel Industries, Inc. ("Inland") that constituted the steel manufacturing and related operations segment of Inland's consolidated operations, merged with Inland Merger Sub, Inc., a subsidiary of Ispat International N.V. ("Ispat"), pursuant to an agreement and plan of merger dated May 27, 1998, as amended as of July 16, 1998 (the "Merger Agreement"), among Inland, Inland Steel Company, Ispat and Inland Merger Sub, Inc. (the "ISC/Ispat Transaction"). Inland Steel Company was the surviving company in the merger. As a result of the ISC/Ispat Transaction, Inland Steel Company became a wholly owned subsidiary of Ispat. Pursuant to the merger, Inland received approximately $1.1 billion in cash in exchange for the outstanding common stock and preferred stock of Inland Steel Company and in connection with the repayment of intercompany debt of Inland Steel Company held by Inland. Inland Steel Company has previously announced the signing of the Merger Agreement.

         The foregoing summary is qualified in its entirety by reference to the Merger Agreement, incorporated herein by reference as Exhibit 2.1, and the amendment to the Merger Agreement, incorporated herein by reference as
Exhibit 2.2.

         (b)      Not Applicable.

Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) The exhibits required to be filed by Item 601 of Regulation S-K are listed in the "Exhibit Index," which is attached hereto and incorporated by reference herein.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 28, 1998                         INLAND STEEL COMPANY


                                             By: /s/ Cynthia C. Heath
                                                ---------------------------
                                                    Cynthia C. Heath
                                                    Vice President, Finance and
                                                      Controller




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                               EXHIBIT INDEX


Exhibit
Number         Description
--------       -----------

2.1 Agreement and Plan of Merger, dated as of May 27, 1998, between Ispat International, N.V., Inland Steel Industries, Inc., Inland Merger Sub, Inc. and Inland Steel Company (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Inland Steel Company, as filed with the Commission on May 27,
               1998).

2.2 Amendment to Agreement and Plan of Merger, dated as of July 16, 1998, between Ispat International, N.V., Inland Steel Industries, Inc., Inland Merger Sub, Inc. and Inland Steel Company (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K of Inland Steel Industries, Inc., as filed with the Commission on July 20, 1998).

         Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referenced in the Agreement and Plan of Merger, as amended, are omitted from this filing. The Registrant hereby agrees to furnish supplementally a copy of any of the omitted schedules upon the request of the Securities and Exchange Commission.